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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:


                                 June 23, 1999
                          ---------------------------

                             OMNIPOINT CORPORATION
                             ---------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  0-27442                04-2969720
         --------                  -------                ----------
  (State of Incorporation)  (Commission File Number)     (IRS Employer
                                                       Identification No.)


                            3 Bethesda Metro Center
                                   Suite 400
                              Bethesda, MD  20814
                              -------------------
              (Address of principal executive offices) (Zip Code)


                                 (301) 951-2500
                                 --------------
                        (Registrant's telephone number)




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Item 5.     Other Events.
            ------------

     On June 23, 1999, Omnipoint Corporation (the "Company"), VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream") and VoiceStream Wireless Holding Corporation, a Delaware corporation ("VHC"), entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), pursuant to the which the Company will be merged with a newly formed, wholly-owned subsidiary of VHC (the "Merger"). At the effective time of the Merger, each share of Omnipoint common stock will be exchanged for the right to receive 0.825 shares of VHS common stock plus $8.00 in cash. There will be a cash or share election option available to the Company's shareholders subject to proration. The Merger is subject to shareholder approval as well as federal, state and other regulatory approvals.

       In connection with the execution of the Reorganization Agreement, the Company entered into an agreement (the "Purchase Agreement") with VoiceStream and Hutchison Telecommunications PCS (USA) Limited, a British Virgin Islands company ("Hutchison") on June 23, 1999. Pursuant to the Purchase Agreement, the Company sold 4,271 shares of its Series A Non-Voting Convertible Preferred Stock (the "Non-Voting Preferred Stock") to each of VoiceStream and Hutchison for an aggregate purchase price of approximately $205,000,000. The Purchase Agreement also provides for the sale by the Company to these investors of additional shares of Non-Voting Preferred Stock having an aggregate face value of approximately $95,000,000 later this year. Terms of the Non-Voting Preferred Stock are set forth in the Certificate of Designation, a copy of which has been filed as an exhibit hereto.

       The summaries of the transactions described above are, in each case, qualified in their entirety by reference to the Reorganization Agreement and the Purchase Agreement. A copy of each of the agreements have been filed as exhibits hereto.


Item 7.   Exhibits.
          --------

     Exhibit No.
     -----------

     2.1 Agreement and Plan of Reorganization by and among Omnipoint Corporation, VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation, dated as of June 23, 1999.

     4.1 Certificate of Designation of the establishing the Designations, Powers, Preferences, Limitations, Restrictions, and Relative Rights of the Series A Non-Voting Convertible Preferred Stock of Omnipoint Corporation.

     10.1 Securities Purchase Agreement by and among Omnipoint Corporation, VoiceStream Wireless Corporation and Hutchison Telecommunications PCS (USA) Limited, dated June 23, 1999.

     99.1      Press Release, dated June 23, 1999

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                                   SIGNATURE
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 2, 1999

                                     OMNIPOINT CORPORATION



                                     By:  /s/ Douglas G. Smith
                                        ------------------------------
                                        Douglas G. Smith
                                        President and Chief Executive Officer

                                      -3-
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                             OMNIPOINT CORPORATION

                                   FORM 8-K

                                 EXHIBIT INDEX


     Exhibit No.                        Exhibit
     -----------                        -------

     2.1 Agreement and Plan of Reorganization by and among Omnipoint Corporation, VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation, dated as of June 23, 1999.

     4.1 Certificate of Designation of the establishing the Designations, Powers, Preferences, Limitations, Restrictions, and Relative Rights of the Series A Non-Voting Convertible Preferred Stock of Omnipoint Corporation.

     10.1 Securities Purchase Agreement by and among Omnipoint Corporation, VoiceStream Wireless Corporation and Hutchison Telecommunications PCS (USA) Limited, dated June 23, 1999.

     99.1     Press Release, dated June 23, 1999

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